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                                 EXHIBIT 99.2


                             INTER-COMPANY AGREEMENT

     THIS INTER-COMPANY AGREEMENT (the "Agreement") is made and entered into as of February 22, 2000 between CMGI Inc., a Delaware corporation ("CMGI"), and NaviSite, Inc., a Delaware corporation and a majority-owned subsidiary of CMGI ("NaviSite").

     WHEREAS, pursuant to the Stock Purchase Agreement (the "Purchase Agreement") entered into as of February 16, 2000 by and among CMGI, NaviSite, ClickHear Inc., a Nevada corporation (the "Company"), and the Stockholders of Company (the "Stockholders"), the Stockholders will acquire shares of the common stock, $.01 par value per share, of CMGI ("CMGI Common Stock") and CMGI will acquire all of the issued and outstanding shares of the Company (the "Company Shares"). Capitalized terms used herein but not defined herein shall have the meaning set forth in the Purchase Agreement.

     WHEREAS, pursuant to the Purchase Agreement, CMGI has agreed to contribute to NaviSite all of the Company Shares and NaviSite has agreed to issue and deliver to CMGI shares of common stock, $.01 par value per share, of NaviSite ("NaviSite Common Stock")

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree as follows:

     1. Purchase Agreement Transactions.

         (a) Contribution. On the date hereof, CMGI hereby agrees to contribute to NaviSite, and NaviSite hereby agrees to accept from CMGI, all of the Company Shares held by CMGI in the consideration for a number of shares of NaviSite Common Stock determined in accordance with the Purchase Agreement.

         (b) Returned Escrow Shares. If any cash amounts are paid by a Stockholder to CMGI pursuant to any indemnification obligations in the Purchase Agreement, CMGI shall promptly deliver such cash amount to NaviSite. If any shares of CMGI Common Stock are surrendered by a Stockholder to CMGI in payment of any indemnification obligation in the Purchase Agreement, pursuant to Sections 5.6 or 5.7 of the Purchase Agreement or as a result of forfeiture under a Stock Restriction Agreement, CMGI shall transfer to NaviSite a number of shares of NaviSite Common Stock equal to the number of such shares of CMGI Common Stock multiplied by the ratio of the average closing price of the CMGI Common Stock to that of the NaviSite Common Stock over the five (5) consecutive trading days ending on the trading day that is three (3) trading days prior to the Closing Date of the Purchase Agreement, each as adjusted for any subsequent stock splits, stock dividends or similar events. In the event the shares of NaviSite Common Stock received by CMGI pursuant to Section 1(a) are exchanged for cash, securities or other property pursuant to a merger, consolidation or other acquisition of NaviSite, CMGI may, in lieu of transferring shares of NaviSite Common Stock to NaviSite pursuant to this Section 1(c), transfer the cash, securities or other property received by CMGI with respect to the number of shares of NaviSite Common Stock otherwise required to be transferred by CMGI to NaviSite hereunder.
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         (c) Indemnity. NaviSite shall have primary authority to enforce indemnification provisions of the Purchase Agreement. NaviSite and CMGI shall use commercially reasonable efforts to enforce the indemnification rights of CMGI and NaviSite under Article IV of the Purchase Agreement, and any rights of CMGI to recover shares of CMGI Common Stock under Sections 5.6 or 5.7 of the Purchase Agreement and under the Stock Restriction Agreements; provided that NaviSite shall reimburse CMGI for any fees and expenses incurred by CMGI in enforcing such rights.

         (d) No Remedy. NaviSite agrees and acknowledges that it shall have no remedies under Article III of the Purchase Agreement against CMGI for any indemnification claim which it may have under such Article III and that it shall not seek to assert any right to indemnification under such Article III against CMGI.

         (e) Responsibility for Representations. As between CMGI and NaviSite, any liability arising from a breach of any representation in Article III of the Purchase Agreement relating to CMGI shall be the responsibility of CMGI.

         (f) Responsibility for Covenants. As between CMGI and NaviSite, any liability arising from a breach of any covenant in Article V of the Purchase Agreement relating to CMGI shall be the responsibility of CMGI and any liability arising from a breach of any covenant in Article V relating to NaviSite shall be the responsibility of NaviSite.

     2. NaviSite Representations.

         (a) Organization. NaviSite is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

         (b) Authorization of Transaction. NaviSite has all requisite power and authority to execute and deliver this Agreement, the Escrow Agreement and the Purchase Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Escrow Agreement and the Purchase Agreement and the consummation of the transactions contemplated hereby and thereby by NaviSite have been duly and validly authorized by all necessary corporate action on the part of NaviSite. This Agreement, Escrow Agreement and the Purchase Agreement have been duly and validly executed and delivered by the Buyer and constitute valid and binding obligations of NaviSite, enforceable against it in accordance with their terms.

         (c) Reports and Financial Statements. NaviSite has previously furnished to the CMGI complete and accurate copies, as amended or supplemented, of all reports filed by the Buyer under Section 13 of the Exchange Act with the SEC (such reports are collectively referred to herein as the "NaviSite Reports"). The NaviSite Reports constitute all of the documents required to be filed by NaviSite under Section 13 of the Exchange Act with the SEC. As of their respective dates, the NaviSite Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of NaviSite included in the NaviSite Reports (i) comply as to form in all material respects with applicable accounting requirements and the
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published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of NaviSite as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the NaviSite.

         (d) Absence of Material Adverse Changes. Since October 31, 1999, there has not been any material adverse change in the assets, business, financial condition or results of operations of the NaviSite, other than those that are disclosed in the NaviSite Reports.

         (e) Brokers' Fees. NaviSite has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     3. Miscellaneous.

         (a) No Third Party Beneficiaries. The purpose of this Agreement is to provide for the equitable adjustment of amounts due NaviSite and CMGI with respect to the acquisition of the Company by NaviSite as set forth above and shall not under any circumstances be deemed to create any rights in, or confer any benefits upon, any third party or parties (including, without limitation, the former Company Shareholders) in any respect. Nothing herein shall be construed as waiving or affecting any respective rights of the parties hereto with respect to any amounts held in the Escrow or with respect to any indemnification obligations or otherwise.

         (b) Entire Agreement. This Agreement and the Purchase Agreement and the documents referred to herein and therein constitute the entire agreement among CMGI and NaviSite and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

         (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

         (d) Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

         (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
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         (f) Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered as provided in the Purchase Agreement.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

         (h) Amendments and Waivers. The parties may mutually amend any provision of this Agreement at any time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the party giving such waiver. No waiver by any party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

         (j) Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         (k) Capitalized terms. Capitalized terms used herein which are defined in the Purchase Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
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    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              CMGI, INC.


                              By:  /s/ David Andonian
                                   ---------------------------------
                              Name:   David Andonian
                              Title:   President, Corporate Development


                              NAVISITE, INC.


                              By:  /s/ Joel Rosen
                                   ---------------------------------
                              Name:  Joel Rosen
                              Title:  Chief Executive Officer